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                                                                    EXHIBIT 99.1



Slide 1

Annual Meeting of Shareholders
14 November 2002

Building Tomorrow's Technologies Today

Graphic: Photographs of products designed, developed, manufactured by or proprietary to Colorado MEDtech, Inc.

Graphic: Colorado MEDtech, Inc. logo

Slide 2

Safe Harbor Statement

The statements in this presentation that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "estimates," "may," "will," "should," "anticipated," "expected" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk of potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations and the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. These factors are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Graphic: Colorado MEDtech, Inc. logo


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Slide 3

An Important Year

         o     Our 25th year in business

         o     Achieving business stability

         o     Clearing away past problems

         o     Exploration of strategic alternatives

Graphic: Montage image of clock face with multiple product images; center - Colorado MEDtech, Inc. logo

Graphic: Colorado MEDtech, Inc. logo

Slide 4

A Year of Initiatives

         o     Consolidation of our Colorado operations

         o     Realignment of our operating segments

         o     Strategic cost cutting measures

         o     Expansion of our product business

         o     Exploration of strategic alternatives

Graphic: Colorado MEDtech, Inc. logo

Slide 5

Achievements

         o     Improved product sales

         o     Improved infrastructure

         o     Resolved outstanding legal issues

         o     Continued comprehensive quality program

         o     Implemented strategic cost reductions

         o     Formed alliances

         o     Completed acquisition

Graphic: Colorado MEDtech, Inc. logo


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Slide 6

Alliances

         o     Teledyne:

               provides access to both low cost and high volume manufacturing

         o     Cerner Corporation:

               "Cerner Certified Development Organization" to develop software applications for Cerner clients using Cerner's Millennium(R) information systems platform

Graphic:  Colorado MEDtech, Inc. logo

Slide 7

Focus Areas

(Inside circle divided into five sections:)

OneSource OutSource(R)

Time to Market

         o     Technology

         o     Expertise

         o     Platforms

         o     Solutions

Cost

Regional

Graphic:  Colorado MEDtech, Inc. logo

Slide 8

Cerner and CMED Approach

Graphic: Oval graphic representing a "Clinician's View" of the interaction between "Devices", "Provider PDA", "HIS", and "Context" with respect to "A Single Patient."

Graphic:  Colorado MEDtech, Inc. logo



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Slide 9

The Product Vision

         o Connects Cerner Millennium Products to in-hospital medical devices

         o Creates a new product line for Cerner to sell utilizing Link-iT(TM) Technology

         o Adds safe, timely, local, redundant clinical and administrative assistance

         o     We supply

               o  Link-iT(TM) Boxes

               o  Software

               o  Service (2nd tier)

         o     They supply

               o  Sales force

               o  Hospital customer

               o  Millennium Objects(R)

               o  PDA software

               o  Service (1st tier)

Graphic:  Colorado MEDtech, Inc. logo

Slide 10

Typical Installation
         (One Nursing Unit)

Graphic:  representing use of               Patient Link Identifier,
                                            Patient Link/Specialty Link/
                                               Wireless Hub Cluster
                                            Device Link and Device; and
                                            A Millennium Object Server,

         in a hospital nursing unit (21 beds), in which the above software and devices communicate patient information to the hospital information system.

Graphic:  Colorado MEDtech, Inc. logo

Slide 11

Financials

         o     FY02 quarter over quarter improvements

         o     Ended with a profitable fourth quarter

         o     Colorado operations FY02 sales down 22%

         o     CIVCO sales up 38% in FY02

         o     Maintained a strong balance sheet

Graphic:  Colorado MEDtech, Inc. logo


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Slide 12

Solid Financial Position
         June 30, 2002

Cash and short-term investments     $  7.4M
Total assets                        $ 42.5M
Working capital                     $ 18.5M
Cash flows from operations (a)      $ 3.4M

         (a) for the year ended 6/30/02

Graphic:  Colorado MEDtech, Inc. logo

Slide 13

Operating Financial Information
         For the Year Ended June 30, 2002

Net Revenue                         $ 70.7M
Gross Profit                        $ 19.6M
                                    ------
Net Loss                            $ (3.1M)
Diluted Loss Per Share              $ (.24)
                                    ------

We were profitable for the quarter ended June 30, 2002

Graphic:  Colorado MEDtech, Inc. logo

Slide 14

Segment Financial Information
         For the Year Ended June 30, 2002

Iowa Operations Revenue             $ 24.4M
Iowa Operations Gross Profit        $ 12.8M
Iowa Income From Operations         $  6.4M
                                    ------

Colorado Operations Revenue         $ 46.3M
Colorado Operations Gross Profit    $  6.8M
Colorado Loss From Operations       $(11.6M)
                                    ------

Graphic:  Colorado MEDtech, Inc. logo


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Slide 15

First Quarter Financial Position
         September 30, 2002

Cash and short-term investments     $  6.7M
Total assets                        $ 40.3M
Working capital                     $ 17.9M
Cash flows from operations (a)      $  0.2M

         (a) for the quarter ended 9/30/02

Graphic:  Colorado MEDtech, Inc. logo

Slide 16

Operating Financial Information
         For the Quarter Ended September 30, 2002

Net Revenue                         $ 14.1M
Gross Profit                        $  3.6M
                                    ------
Net Loss                            $ (0.3M)
Diluted Loss Per Share              $ (.03)
                                    ------

Graphic:  Colorado MEDtech, Inc. logo

Slide 17

Segment Financial Information
         For the Quarter Ended September 30, 2002

Iowa Operations Revenue             $  6.7M
Iowa Operations Gross Profit        $  3.3M
Iowa Income From Operations         $  1.5M
                                    ------
Colorado Operations Revenue         $  7.4M
Colorado Operations Gross Profit    $  0.3M
Colorado Loss From Operations       $ (2.1M)
                                    ------

Graphic:  Colorado MEDtech, Inc. logo


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Slide 18

Looking Ahead

Exploration of a full range of strategic alternatives to maximize value for ALL stakeholders, including but not limited to:

         o     Sale of all or part of the company

         o     Discontinuation of certain operations

         o     Mergers

         o     Divestitures

Graphic:  "GROWTH" rising out of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Slide 19

Commitment

We are committed to:

         o     Service--our clients' success is our goal

         o Teamwork--our alliance partners, vendors, and employees are essential to long-term success

         o Innovation--our technologies, capabilities, and creativity set us apart

         o Responsibility--the quality of our products and services is a high priority in our commitment to the medical community and the people it serves

Graphic:  Colorado MEDtech, Inc. logo

Slide 20

Questions and Answers

Graphic:  Colorado MEDtech, Inc. logo